Exhibit 99.1

News

Contacts:
Ken Hannah
khannah@caleres.com
Jo Ann Stoda
jstoda@caleres.com

Caleres Reports Third Quarter 2019 Results

ST. LOUIS, November 25, 2019 - Caleres (NYSE: CAL, caleres.com), a diverse portfolio of global footwear brands, today reported third quarter 2019 financial results.

•	Record third quarter sales of $792.4 million, up 2.1%
•	Positive same-store-sales growth of 2.5% at Famous Footwear, the eighth consecutive year of positive back-to-school same-store-sales growth
•	Earnings per diluted share of $0.69, up 3.0%, including $0.03 net impact from tariffs
•	Full-year adjusted EPS guidance top-end narrowed by $0.05 to $2.35-$2.40 to reflect tariff impacts

“Our third quarter results demonstrate continued execution against our strategy to broaden the reach of our powerful portfolio and strengthen consumer connections,” said Diane Sullivan, CEO, president and chairman of Caleres.  “We delivered our eighth consecutive year of positive back-to-school same-store-sales growth at Famous Footwear and our top brands continued to gain share within the Brand Portfolio. While the demand environment remains dynamic, we are focused on executing on our plan with fresh and compelling inventory and a continued emphasis on cost discipline across the organization.”

Third Quarter 2019 Results Versus Third Quarter 2018

•	Consolidated sales of $792.4 million, up 2.1%.
–	Famous Footwear total sales of $446.6 million, with same-store-sales up 2.5%.
–	Brand Portfolio sales of $359.9 million, up 4.9%.
•	Gross profit of $319.8 million, up 2.9%, representing gross margin of 40.4%.
•	SG&A expense of $275.3 million, up 3.7%, representing 34.7% of sales.
•	Operating earnings of $43.5 million, representing operating margin of 5.5%.
•	Adjusted operating earnings of $44.4 million, down 5.3%, representing adjusted operating margin of 5.6% excluding Vionic integration expense.
•	Net earnings of $28.0 million, resulting in earnings per diluted share of $0.69, up 3.0%, including $0.07 of fair value adjustment associated with the mandatory purchase obligation of Blowfish Malibu and $0.02 of Vionic integration expense.
•	Adjusted net earnings of $31.6 million, resulting in adjusted earnings per diluted share of $0.78, down 3.7%, including a $0.03 net impact from increased tariffs in the quarter.

First Nine Months 2019 Results Versus First Nine Months 2018

•	Consolidated sales of $2,222.6 million, up 5.1%.
–	Famous Footwear total sales of $1,218.6 million, with same-store-sales up 1.1%.
–	Brand Portfolio sales of $1,060.5 million, up 13.8%.
•	Gross profit of $905.6 million, up 3.1%, representing gross margin of 40.7%.
•	Adjusted gross margin of 41.1%, excluding $7.2 million related to Vionic inventory adjustment amortization and Brand Portfolio business exit expense.
•	SG&A expense of $805.0 million, up 3.9%, representing 36.2% of sales.
•	Operating earnings of $98.1 million, up 3.5%, representing operating margin of 4.4%.
•	Adjusted operating earnings of $107.7 million, up 1.2%, representing adjusted operating margin of 4.8%.
•	Net earnings of $62.4 million, resulting in earnings per diluted share of $1.51, down 6.8%.
•	Adjusted net earnings of $72.4 million, resulting in adjusted earnings per diluted share of $1.75, down 4.4%.

Balance Sheet and Cash Flow

•	Cash and equivalents of $52.5 million and cash from operations of $145.7 million year-to-date.
•	Inventory of $644.6 million, down 7.7% year-over-year.
•	Year-to-date capital expenditures of $41.6 million, up 7.4% year-over-year.
•	There were $295.0 million of outstanding borrowings under the revolving credit facility, following the October 18, 2018 acquisition of Vionic.
•	Returned $39.8 million to shareholders in the first nine months of 2019, via share repurchases and dividends.

Investor Conference Call

Caleres will host an investor conference call at 4:30 p.m. ET today, Monday, November 25.  The webcast and slides will be available at investor.caleres.com/news/events. The live conference call will be available at (877) 217-9089 for analysts in North America or (706) 679-1723 for international analysts by using the conference ID 5169032. A replay will be available at investor.caleres.com/news/events/archive for a limited period.  Investors may also access a replay of the call through December 2 by dialing (855) 859-2056 in North America or (404) 537-3406 internationally and using the conference ID 5169032.

Definitions

All references in this press release, outside of the condensed consolidated financial statements that follow, unless otherwise noted, related to net earnings attributable to Caleres, Inc. and diluted earnings per common share attributable to Caleres, Inc. shareholders, are presented as net earnings and earnings per diluted share, respectively.

Non-GAAP Financial Measures

In this press release, the company’s financial results are provided both in accordance with generally accepted accounting principles (GAAP) and using certain non-GAAP financial measures. In particular, the company provides historic and estimated future gross profit, operating earnings, net earnings and earnings per diluted share adjusted to exclude certain gains, charges and recoveries, which are non-GAAP financial measures. These results are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help identify underlying trends in the company’s business and provide useful information to both management and investors by excluding certain items that may not be indicative of the company’s core operating results. These measures should not be considered a substitute for or superior to GAAP results.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

This press release contains certain forward-looking statements and expectations regarding the company’s future performance and the performance of its brands. Such statements are subject to various risks and uncertainties that could cause actual results to differ materially.  These risks include (i) changing consumer demands, which may be influenced by consumers' disposable income, which in turn can be influenced by general economic conditions and other factors; (ii) rapidly changing fashion trends and consumer preferences and purchasing patterns; (iii) intense competition within the footwear industry; (iv) political and economic conditions or other threats to the continued and uninterrupted flow of inventory from China and other countries, where the Company relies heavily on third-party manufacturing facilities for a significant amount of its inventory; (v) imposition of tariffs; (vi) the ability to accurately forecast sales and manage inventory levels; (vii) cybersecurity threats or other major disruption to the Company’s information technology systems; (viii) customer concentration and increased consolidation in the retail industry; (ix) transitional challenges with acquisitions; (x) a disruption in the Company’s distribution centers; (xi) foreign currency fluctuations; (xii) changes to tax laws, policies and treaties; (xiii) the ability to recruit and retain senior management and other key associates;  (xiv) compliance with applicable laws and standards with respect to labor, trade and product safety issues; (xv) the ability to secure/exit leases on favorable terms; (xvi) the ability to maintain relationships with current suppliers; and (xvii) the ability to attract, retain, and maintain good relationships with licensors and protect our intellectual property rights.  The company's reports to the Securities and Exchange Commission contain detailed information relating to such factors, including, without limitation, the information under the caption Risk Factors in Item 1A of the company’s Annual Report on Form 10-K for the year ended February 2, 2019, which information is incorporated by reference herein and updated by the company’s Quarterly Reports on Form 10-Q. The company does not undertake any obligation or plan to update these forward-looking statements, even though its situation may change.

About Caleres

Caleres is the home of today’s most coveted footwear brands and represents a diverse portfolio spanning all of life’s styles and experiences. Every shoe tells a story and Caleres has the perfect fit for every one of them. Our collections have been developed and acquired to meet the evolving needs of today’s assorted and growing global audiences, with consumer insights driving every aspect of the innovation, design, and craft that go into our distinctly positioned brands, including Famous Footwear, Sam Edelman, Naturalizer, Allen Edmonds, Vionic, Dr. Scholl’s Shoes, Franco Sarto, and more. The Caleres story is most simply defined by the company’s mission: Inspire people to feel great…feet first.

# # #

SCHEDULE 1

CALERES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

	(Unaudited)
	Thirteen Weeks Ended		Thirty-Nine Weeks Ended
(Thousands, except per share data)	November 2, 2019	November 3, 2018	November 2, 2019	November 3, 2018
Net sales	$792,375	$775,829	$2,222,614	$2,114,583
Cost of goods sold	472,605	465,219	1,317,064	1,235,950
Gross profit	319,770	310,610	905,550	878,633
Selling and administrative expenses	275,330	265,522	804,972	774,555
Restructuring and other special charges, net	969	5,340	2,434	9,240
Operating earnings	43,471	39,748	98,144	94,838
Interest expense, net	(10,559)	(4,210)	(25,288)	(11,495)
Other income, net	2,633	3,085	7,902	9,254
Earnings before income taxes	35,545	38,623	80,758	92,597
Income tax provision	(7,784)	(9,468)	(18,685)	(22,651)
Net earnings	27,761	29,155	62,073	69,946
Net (loss) earnings attributable to noncontrolling interests	(226)	2	(338)	(65)
Net earnings attributable to Caleres, Inc.	$27,987	$29,153	$62,411	$70,011

Basic earnings per common share attributable to Caleres, Inc. shareholders	$0.69	$0.68	$1.51	$1.62

Diluted earnings per common share attributable to Caleres, Inc. shareholders	$0.69	$0.67	$1.51	$1.62

SCHEDULE 2

CALERES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	(Unaudited)
	November 2, 2019	November 3, 2018	February 2, 2019
(Thousands)
ASSETS
Cash and cash equivalents	$52,502	$90,491	$30,200
Receivables, net	156,253	192,246	191,722
Inventories, net	644,646	698,265	683,171
Prepaid expenses and other current assets	48,245	63,166	71,354
Total current assets	901,646	1,044,168	976,447

Lease right-of-use assets	704,244	—	—
Property and equipment, net	230,261	218,103	230,784
Goodwill and intangible assets, net	542,845	653,852	549,897
Other assets	92,214	92,279	81,440
Total assets	$2,471,210	$2,008,402	$1,838,568

LIABILITIES AND EQUITY
Borrowings under revolving credit agreement	$295,000	$350,000	$335,000
Trade accounts payable	275,699	317,499	316,298
Lease obligations	144,501	—	—
Other accrued expenses	179,030	209,479	202,038
Total current liabilities	894,230	876,978	853,336

Noncurrent lease obligations	629,731	—	—
Long-term debt	198,276	197,817	197,932
Deferred rent	—	51,930	54,850
Other liabilities	95,623	114,592	97,015
Total other liabilities	923,630	364,339	349,797

Total Caleres, Inc. shareholders’ equity	650,840	765,753	634,053
Noncontrolling interests	2,510	1,332	1,382
Total equity	653,350	767,085	635,435
Total liabilities and equity	$2,471,210	$2,008,402	$1,838,568

SCHEDULE 3

CALERES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	(Unaudited)
	Thirty-Nine Weeks Ended
(Thousands)	November 2, 2019	November 3, 2018
OPERATING ACTIVITIES:
Net cash provided by operating activities	$145,737	$94,410

INVESTING ACTIVITIES:
Purchases of property and equipment	(37,354)	(35,244)
Disposals of property and equipment	636	—
Capitalized software	(4,893)	(3,505)
Acquisition of Blowfish Malibu, net of cash received	—	(17,284)
Acquisition of Vionic, net of cash received	—	(344,942)
Net cash used for investing activities	(41,611)	(400,975)

FINANCING ACTIVITIES:
Borrowings under revolving credit agreement	237,000	360,000
Repayments under revolving credit agreement	(277,000)	(10,000)
Dividends paid	(8,631)	(9,059)
Acquisition of treasury stock	(31,168)	(3,288)
Issuance of common stock under share-based plans, net	(2,605)	(4,318)
Contributions by noncontrolling interests	1,500	—
Other	(1,022)	(114)
Net cash (used for) provided by financing activities	(81,926)	333,221
Effect of exchange rate changes on cash and cash equivalents	102	(212)
Increase in cash and cash equivalents	22,302	26,444
Cash and cash equivalents at beginning of period	30,200	64,047
Cash and cash equivalents at end of period	$52,502	$90,491

SCHEDULE 4

CALERES, INC.
RECONCILIATION OF NET EARNINGS AND DILUTED EARNINGS PER SHARE (GAAP BASIS) TO ADJUSTED NET EARNINGS AND ADJUSTED DILUTED EARNINGS PER SHARE (NON-GAAP BASIS)

	(Unaudited)
	Thirteen Weeks Ended
	November 2, 2019			November 3, 2018
(Thousands, except per share data)	Pre-Tax Impact of Charges/Other Items	Net Earnings Attributable to Caleres, Inc.	Diluted Earnings Per Share	Pre-Tax Impact of Charges/Other Items	Net Earnings Attributable to Caleres, Inc.	Diluted Earnings Per Share

GAAP earnings		$27,987	$0.69		$29,153	$0.67

Charges/other items:
Vionic acquisition and integration-related costs	$969	719	0.02	$5,022	4,170	0.10
Fair value adjustment to Blowfish purchase obligation	3,883	2,884	0.07	—	—	—
Blowfish Malibu acquisition and integration-related costs	—	—	—	1,000	743	0.02
Acquisition, integration and reorganization of men's brands	—	—	—	1,164	864	0.02
Total charges/other items	$4,852	$3,603	$0.09	$7,186	$5,777	$0.14
Adjusted earnings		$31,590	$0.78		$34,930	$0.81

	(Unaudited)
	Thirty-Nine Weeks Ended
	November 2, 2019			November 3, 2018
(Thousands, except per share data)	Pre-Tax Impact of Charges/Other Items	Net Earnings Attributable to Caleres, Inc.	Diluted Earnings Per Share	Pre-Tax Impact of Charges/Other Items	Net Earnings Attributable to Caleres, Inc.	Diluted Earnings Per Share

GAAP earnings		$62,411	$1.51		$70,011	$1.62

Charges/other items:
Vionic acquisition and integration-related costs	$7,696	5,714	0.14	$5,022	4,170	0.10
Fair value adjustment to Blowfish purchase obligation	3,883	2,884	0.07	—	—	—
Brand Portfolio - business exits	1,905	1,415	0.03	—	—	—
Blowfish Malibu acquisition-related costs	—	—	—	1,778	1,319	0.03
Acquisition, integration and reorganization of men's brands	—	—	—	4,826	3,573	0.08
Total charges/other items	$13,484	$10,013	$0.24	$11,626	$9,062	$0.21
Adjusted earnings		$72,424	$1.75		$79,073	$1.83

SCHEDULE 5

CALERES, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

SUMMARY FINANCIAL RESULTS

	(Unaudited)
	Thirteen Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
(Thousands)	November 2, 2019	November 3, 2018	November 2, 2019	November 3, 2018	November 2, 2019	November 3, 2018	November 2, 2019	November 3, 2018
Net sales	$446,583	$448,765	$359,863	$343,032	$(14,071)	$(15,968)	$792,375	$775,829
Gross profit	183,267	182,487	133,761	126,558	2,742	1,565	319,770	310,610
Adjusted gross profit	183,267	182,487	133,761	128,404	2,742	1,565	319,770	312,456
Gross profit rate	41.0%	40.7%	37.2%	36.9%	(19.5)%	(9.8)%	40.4%	40.0%
Adjusted gross profit rate	41.0%	40.7%	37.2%	37.4%	(19.5)%	(9.8)%	40.4%	40.3%
Operating earnings (loss)	27,681	24,414	19,398	25,114	(3,608)	(9,780)	43,471	39,748
Adjusted operating earnings (loss)	27,681	24,414	19,398	28,015	(2,639)	(5,495)	44,440	46,934
Operating earnings %	6.2%	5.4%	5.4%	7.3%	25.6%	61.2%	5.5%	5.1%
Adjusted operating earnings %	6.2%	5.4%	5.4%	8.2%	18.8%	34.4%	5.6%	6.0%
Same-store sales % (on a 13-week basis)	2.5%	2.8%	(5.1)%	1.7%	—%	—%	—%	—%
Number of stores	960	1,007	232	232	—	—	1,192	1,239

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	(Unaudited)
	Thirteen Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
(Thousands)	November 2, 2019	November 3, 2018	November 2, 2019	November 3, 2018	November 2, 2019	November 3, 2018	November 2, 2019	November 3, 2018
Gross profit	$183,267	$182,487	$133,761	$126,558	$2,742	$1,565	$319,770	$310,610
Charges/Other Items:
Blowfish Malibu acquisition-related costs	—	—	—	932	—	—	—	932
Vionic acquisition-related costs	—	—	—	914	—	—	—	914
Total charges/other items	—	—	—	1,846	—	—	—	1,846
Adjusted gross profit	$183,267	$182,487	$133,761	$128,404	$2,742	$1,565	$319,770	$312,456
Operating earnings (loss)	$27,681	$24,414	$19,398	$25,114	$(3,608)	$(9,780)	$43,471	$39,748
Charges/Other Items:
Blowfish Malibu acquisition-related costs	—	—	—	932	—	68	—	1,000
Vionic acquisition and integration-related costs	—	—	—	914	969	4,108	969	5,022
Acquisition, integration and reorganization of men's brands	—	—	—	1,055	—	109	—	1,164
Total charges/other items	—	—	—	2,901	969	4,285	969	7,186
Adjusted operating earnings (loss)	$27,681	$24,414	$19,398	$28,015	$(2,639)	$(5,495)	$44,440	$46,934

SCHEDULE 5

CALERES, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

SUMMARY FINANCIAL RESULTS

	(Unaudited)
	Thirty-Nine Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
(Thousands)	November 2, 2019	November 3, 2018	November 2, 2019	November 3, 2018	November 2, 2019	November 3, 2018	November 2, 2019	November 3, 2018
Net sales	$1,218,589	$1,241,648	$1,060,488	$931,550	$(56,463)	$(58,615)	$2,222,614	$2,114,583
Gross profit	518,261	534,802	385,461	343,707	1,828	124	905,550	878,633
Adjusted gross profit	518,261	534,802	392,628	346,094	1,828	124	912,717	881,020
Gross profit rate	42.5%	43.1%	36.3%	36.9%	(3.2)%	(0.2)%	40.7%	41.6%
Adjusted gross profit rate	42.5%	43.1%	37.0%	37.2%	(3.2)%	(0.2)%	41.1%	41.7%
Operating earnings (loss)	70,036	79,511	46,225	52,650	(18,117)	(37,324)	98,144	94,837
Adjusted operating earnings (loss)	70,036	79,511	54,019	59,473	(16,310)	(32,521)	107,745	106,463
Operating earnings %	5.7%	6.4%	4.4%	5.7%	32.1%	63.7%	4.4%	4.5%
Adjusted operating earnings %	5.7%	6.4%	5.1%	6.4%	28.9%	55.5%	4.8%	5.0%
Same-store sales % (on a 39-week basis)	1.1%	1.7%	(7.6)%	(0.2)%	—%	—%	—%	—%
Number of stores	960	1,007	232	232	—	—	1,192	1,239

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	(Unaudited)
	Thirty-Nine Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
(Thousands)	November 2, 2019	November 3, 2018	November 2, 2019	November 3, 2018	November 2, 2019	November 3, 2018	November 2, 2019	November 3, 2018
Gross profit	$518,261	$534,802	$385,461	$343,707	$1,828	$124	$905,550	$878,633
Charges/Other Items:
Vionic acquisition and integration-related costs	—	—	5,812	914	—	—	5,812	914
Brand Portfolio - business exits	—	—	1,355	—	—	—	1,355	—
Blowfish Malibu acquisition-related costs	—	—	—	1,473	—	—	—	1,473
Total charges/other items	—	—	7,167	2,387	—	—	7,167	2,387
Adjusted gross profit	$518,261	$534,802	$392,628	$346,094	$1,828	$124	$912,717	$881,020
Operating earnings (loss)	$70,036	$79,511	$46,225	$52,650	$(18,117)	$(37,324)	$98,144	$94,837
Charges/Other Items:
Vionic acquisition and integration-related costs	—	—	5,889	914	1,807	4,108	7,696	5,022
Brand Portfolio - business exits	—	—	1,905	—	—	—	1,905	—
Blowfish Malibu acquisition-related costs	—	—	—	1,473	—	305	—	1,778
Acquisition, integration and reorganization of men's brands	—	—	—	4,436	—	390	—	4,826
Total charges/other items	—	—	7,794	6,823	1,807	4,803	9,601	11,626
Adjusted operating earnings (loss)	$70,036	$79,511	$54,019	$59,473	$(16,310)	$(32,521)	$107,745	$106,463

SCHEDULE 6

CALERES, INC.
BASIC AND DILUTED EARNINGS PER SHARE RECONCILIATION

	(Unaudited)
	Thirteen Weeks Ended		Thirty-Nine Weeks Ended
(Thousands, except per share data)	November 2, 2019	November 3, 2018	November 2, 2019	November 3, 2018

Net earnings attributable to Caleres, Inc.:
Net earnings	$27,761	$29,155	$62,073	$69,946
Net loss (earnings) attributable to noncontrolling interests	226	(2)	338	65
Net earnings attributable to Caleres, Inc.	27,987	29,153	62,411	70,011
Net earnings allocated to participating securities	(946)	(800)	(2,042)	(1,950)
Net earnings attributable to Caleres, Inc. after allocation of earnings to participating securities	27,041	28,353	$60,369	$68,061

Basic and diluted common shares attributable to Caleres, Inc.:
Basic common shares	39,258	41,999	39,983	41,958
Dilutive effect of share-based awards	55	107	57	116
Diluted common shares attributable to Caleres, Inc.	39,313	42,106	40,040	42,074

Basic earnings per common share attributable to Caleres, Inc. shareholders	$0.69	$0.68	$1.51	$1.62

Diluted earnings per common share attributable to Caleres, Inc. shareholders	$0.69	$0.67	$1.51	$1.62

SCHEDULE 7

CALERES, INC.
BASIC AND DILUTED ADJUSTED EARNINGS PER SHARE RECONCILIATION

	(Unaudited)
	Thirteen Weeks Ended		Thirty-Nine Weeks Ended
(Thousands, except per share data)	November 2, 2019	November 3, 2018	November 2, 2019	November 3, 2018

Adjusted net earnings attributable to Caleres, Inc.:
Adjusted net earnings	$31,364	$34,932	$72,086	$79,008
Net loss (earnings) attributable to noncontrolling interests	226	(2)	338	65
Adjusted net earnings attributable to Caleres, Inc.	31,590	34,930	72,424	79,073
Net earnings allocated to participating securities	(1,070)	(961)	(2,376)	(2,204)
Adjusted net earnings attributable to Caleres, Inc. after allocation of earnings to participating securities	30,520	33,969	$70,048	$76,869

Basic and diluted common shares attributable to Caleres, Inc.:
Basic common shares	39,258	41,999	39,983	41,958
Dilutive effect of share-based awards	55	107	57	116
Diluted common shares attributable to Caleres, Inc.	39,313	42,106	40,040	42,074

Basic adjusted earnings per common share attributable to Caleres, Inc. shareholders	$0.78	$0.81	$1.75	$1.83

Diluted adjusted earnings per common share attributable to Caleres, Inc. shareholders	$0.78	$0.81	$1.75	$1.83

SCHEDULE 8

CALERES, INC.
CALCULATION OF EBITDA AND ADJUSTED EBITDA (NON-GAAP METRICS)

	(Unaudited)		(Unaudited)
	Thirteen Weeks Ended		Thirty-Nine Weeks Ended
	November 2, 2019	November 3, 2018	November 2, 2019	November 3, 2018
(in 000's)
EBITDA
Net earnings attributable to Caleres, Inc.	$27,987	$29,153	$62,411	$70,011
Income tax provision	7,784	9,468	18,685	22,651
Interest expense, net	10,559	4,210	25,288	11,495
Depreciation and amortization (1)	16,238	15,831	49,012	45,351
EBITDA	$62,568	$58,662	$155,396	$149,508

EBITDA margin	7.9%	7.6%	7.0%	7.1%

Adjusted EBITDA
Adjusted net earnings attributable to Caleres, Inc.	$31,590	$34,930	$72,424	$79,073
Income tax provision	9,033	10,877	22,156	25,215
Interest expense, net	6,676	4,210	21,405	11,495
Depreciation and amortization (1)	16,238	15,831	49,012	45,351
Adjusted EBITDA	$63,537	$65,848	$164,997	$161,134

Adjusted EBITDA margin	8.0%	8.5%	7.4%	7.6%
(1) Includes depreciation and amortization of capitalized software and intangible assets